UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PO Box 43131

Louisville, KY 02940-3131

Shareholder Name

Address 1

Address 2

Address 3

Reference Number:

ACTION NEEDED

Re: Western Asset Global Corporate Defined Opportunity Fund Inc.

We have been trying to contact you regarding important proposals pertaining to your investment.

Please call us toll-free at

1- 866-920-4470

The call will take only a few moments and will be recorded for your protection.

You WILL NOT be asked for confidential information.

Hours of Operation:

•	Monday through Friday - 10:00 a.m. to 11:00 p.m. ET

•	Saturday - 12:00 p.m. to 6:00 p.m. ET

Once your vote has been recorded your contact information will promptly be removed from the mailing and call list.

The proxy materials contain important information; please read them carefully. Copies of the Proxy Statement are available for free on the Securities and Exchange Commission’s website at www.sec.gov or by visiting www.proxy-direct.com/fnk-33845 or by calling Computershare Fund Services, the Fund’s proxy solicitor toll free at 1-866-875-8614.